                             YIELD TABLE - BOND 1-A1

                    SARM 2004-10 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 07/30/04

                            BOND SUMMARY - BOND 1-A1

                FIXED COUPON:  4.977                   TYPE:  Fixed
                    ORIG BAL:  25,000,000

                      FACTOR:  1.0000000
                 FACTOR DATE:  07/25/04            NEXT PMT:  08/25/04
                       DELAY:  24                     CUSIP:

                                                  25 CPR
                        PRICE              YIELD         DURATION
                       102.00               3.83           2.83
                       102.03               3.82           2.83
                       102.06               3.81           2.83
                       102.09               3.80           2.83
                       102.12               3.79           2.83

                    AVERAGE LIFE                  3.27
                      FIRST PAY                 08/25/04
                      LAST PAY                  07/25/34

TSY BM       3Mo      6Mo      2YR      3YR      5YR      10YR      30YR
--------------------------------------------------------------------------------
Yield      0.8860   0.9860    1.8750   2.4050    3.2740   4.2520    5.0310
Coupon                        1.8750   2.6250    3.3750   4.2500    5.3750


LIB BM       1YR      2YR      3YR      4YR      5YR       7YR      10YR      12YR      15YR      20YR      30YR
--------------------------------------------------------------------------------------------------------------------
Yield      1.4620   2.2370    2.8480   3.3140    3.6860   4.1750   4.6450    4.8570    5.0800    5.2720    5.3460
Coupon

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 1-A2

                    SARM 2004-10 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 07/30/04

                            BOND SUMMARY - BOND 1-A2

                FIXED COUPON:  4.977                   TYPE:  Fixed
                    ORIG BAL:  428,949,000

                      FACTOR:  1.0000000
                 FACTOR DATE:  07/25/04            NEXT PMT:  08/25/04
                       DELAY:  24                     CUSIP:

                                                  25 CPR
                        PRICE               YIELD         DURATION
                       100.91               4.21           2.79
                       100.94               4.20           2.79
                       100.97               4.19           2.79
                       101.00               4.18           2.79
                       101.03               4.17           2.80

                    AVERAGE LIFE                  3.27
                      FIRST PAY                 08/25/04
                      LAST PAY                  07/25/34

TSY BM       3Mo      6Mo      2YR      3YR      5YR      10YR      30YR
--------------------------------------------------------------------------------
Yield      0.8860   0.9860    1.8750   2.4050    3.2740   4.2520    5.0310
Coupon                        1.8750   2.6250    3.3750   4.2500    5.3750


LIB BM       1YR      2YR      3YR      4YR      5YR       7YR      10YR      12YR      15YR      20YR      30YR
--------------------------------------------------------------------------------------------------------------------
Yield      1.4620   2.2370    2.8480   3.3140    3.6860   4.1750   4.6450    4.8570    5.0800    5.2720    5.3460
Coupon

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 1-A3

                    SARM 2004-10 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 07/30/04

                            BOND SUMMARY - BOND 1-A3

                FIXED COUPON:  4.977                   TYPE:      Fixed
                    ORIG BAL:  8,597,000

                      FACTOR:  1.0000000
                 FACTOR DATE:  07/25/04            NEXT PMT:         08/25/04
                       DELAY:  24                     CUSIP:

                                                  25 CPR
                        PRICE               YIELD       DURATION
                       100.69               4.29          2.78
                       100.72               4.28          2.79
                       100.75               4.27          2.79
                       100.78               4.26          2.79
                       100.81               4.25          2.79
                    AVERAGE LIFE                  3.27
                      FIRST PAY                 08/25/04
                      LAST PAY                  07/25/34

TSY BM       3Mo      6Mo      2YR      3YR      5YR      10YR      30YR
--------------------------------------------------------------------------------
Yield      0.8860   0.9860    1.8750   2.4050    3.2740   4.2520    5.0310
Coupon                        1.8750   2.6250    3.3750   4.2500    5.3750


LIB BM       1YR      2YR      3YR      4YR      5YR       7YR      10YR      12YR      15YR      20YR      30YR
--------------------------------------------------------------------------------------------------------------------
Yield      1.4620   2.2370    2.8480   3.3140    3.6860   4.1750   4.6450    4.8570    5.0800    5.2720    5.3460
Coupon

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 2-A1

                    SARM 2004-10 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 07/30/04

                            BOND SUMMARY - BOND 2-A1

                FIXED COUPON:  5.090                   TYPE:  Fixed
                    ORIG BAL:  437,203,000

                      FACTOR:  1.0000000
                 FACTOR DATE:  07/25/04            NEXT PMT:  08/25/04
                       DELAY:  24                     CUSIP:

                                                  25 CPR
                       PRICE               YIELD         DURATION
                       101.28               4.34           2.78
                       101.31               4.33           2.78
                       101.34               4.32           2.78
                       101.38               4.31           2.78
                       101.41               4.30           2.78
                    AVERAGE LIFE                  3.27
                      FIRST PAY                 08/25/04
                      LAST PAY                  07/25/34


TSY BM       3Mo      6Mo      2YR      3YR      5YR      10YR      30YR
--------------------------------------------------------------------------------
Yield      0.8860   0.9860    1.8750   2.4050    3.2740   4.2520    5.0310
Coupon                        1.8750   2.6250    3.3750   4.2500    5.3750


LIB BM       1YR      2YR      3YR      4YR      5YR       7YR      10YR      12YR      15YR      20YR      30YR
--------------------------------------------------------------------------------------------------------------------
Yield      1.4620   2.2370    2.8480   3.3140    3.6860   4.1750   4.6450    4.8570    5.0800    5.2720    5.3460
Coupon

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 3-A1

                    SARM 2004-10 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 07/30/04

                            BOND SUMMARY - BOND 3-A1

                FIXED COUPON:  5.443                   TYPE:  Fixed
                    ORIG BAL:  285,860,000

                      FACTOR:  1.0000000
                 FACTOR DATE:  07/25/04            NEXT PMT:  08/25/04
                       DELAY:  24                     CUSIP:

                                                  25 CPR
                        PRICE              YIELD         DURATION
                       100.97               4.76           2.73
                       101.00               4.75           2.74
                       101.03               4.74           2.74
                       101.06               4.73           2.74
                       101.09               4.72           2.74
                    AVERAGE LIFE                  3.27
                      FIRST PAY                 08/25/04
                      LAST PAY                  07/25/34

TSY BM       3Mo      6Mo      2YR      3YR      5YR      10YR      30YR
--------------------------------------------------------------------------------
Yield      0.8860   0.9860    1.8750   2.4050    3.2740   4.2520    5.0310
Coupon                        1.8750   2.6250    3.3750   4.2500    5.3750


LIB BM       1YR      2YR      3YR      4YR      5YR       7YR      10YR      12YR      15YR      20YR      30YR
--------------------------------------------------------------------------------------------------------------------
Yield      1.4620   2.2370    2.8480   3.3140    3.6860   4.1750   4.6450    4.8570    5.0800    5.2720    5.3460
Coupon

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 3-A2

                    SARM 2004-10 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 07/30/04

                            BOND SUMMARY - BOND 3-A2

                FIXED COUPON:  5.443                   TYPE:  Fixed
                    ORIG BAL:  330,000,000

                      FACTOR:  1.0000000
                 FACTOR DATE:  07/25/04            NEXT PMT:  08/25/04
                       DELAY:  24                     CUSIP:

                                                  25 CPR
                        PRICE              YIELD         DURATION
                       100.91               4.78           2.73
                       100.94               4.77           2.73
                       100.97               4.76           2.73
                       101.00               4.75           2.74
                       101.03               4.74           2.74
                    AVERAGE LIFE                  3.27
                      FIRST PAY                 08/25/04
                      LAST PAY                  07/25/34

TSY BM       3Mo      6Mo      2YR      3YR      5YR      10YR      30YR
--------------------------------------------------------------------------------
Yield      0.8860   0.9860    1.8750   2.4050    3.2740   4.2520    5.0310
Coupon                        1.8750   2.6250    3.3750   4.2500    5.3750


LIB BM       1YR      2YR      3YR      4YR      5YR       7YR      10YR      12YR      15YR      20YR      30YR
--------------------------------------------------------------------------------------------------------------------
Yield      1.4620   2.2370    2.8480   3.3140    3.6860   4.1750   4.6450    4.8570    5.0800    5.2720    5.3460
Coupon

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 3-A3

                    SARM 2004-10 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 07/30/04

                            BOND SUMMARY - BOND 3-A3

                FIXED COUPON:  5.443                   TYPE:  Fixed
                    ORIG BAL:  8,580,000

                      FACTOR:  1.0000000
                 FACTOR DATE:  07/25/04            NEXT PMT:  08/25/04
                       DELAY:  24                     CUSIP:

                                                  25 CPR
                       PRICE               YIELD         DURATION
                       100.69               4.86           2.73
                       100.72               4.85           2.73
                       100.75               4.84           2.73
                       100.78               4.83           2.73
                       100.81               4.82           2.73
                    AVERAGE LIFE                  3.27
                      FIRST PAY                 08/25/04
                      LAST PAY                  07/25/34

TSY BM       3Mo      6Mo      2YR      3YR      5YR      10YR      30YR
--------------------------------------------------------------------------------
Yield      0.8860   0.9860    1.8750   2.4050    3.2740   4.2520    5.0310
Coupon                        1.8750   2.6250    3.3750   4.2500    5.3750


LIB BM       1YR      2YR      3YR      4YR      5YR       7YR      10YR      12YR      15YR      20YR      30YR
--------------------------------------------------------------------------------------------------------------------
Yield      1.4620   2.2370    2.8480   3.3140    3.6860   4.1750   4.6450    4.8570    5.0800    5.2720    5.3460
Coupon

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 4-A1

                    SARM 2004-10 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 07/30/04

                            BOND SUMMARY - BOND 4-A1

                FIXED COUPON:  5.030                   TYPE:  Fixed
                    ORIG BAL:  113,114,000

                      FACTOR:  1.0000000
                 FACTOR DATE:  07/25/04            NEXT PMT:  08/25/04
                       DELAY:  24                     CUSIP:

                                                  25 CPR
                        PRICE              YIELD        DURATION
                        99.94               4.89           2.73
                        99.97               4.88           2.73
                       100.00               4.87           2.73
                       100.03               4.86           2.73
                       100.06               4.85           2.74
                       100.09               4.83           2.74
                       100.12               4.82           2.74
                       100.16               4.81           2.74
                       100.19               4.80           2.74
                       100.22               4.79           2.74
                       100.25               4.78           2.74
                       100.28               4.77           2.74
                       100.31               4.75           2.74
                       100.34               4.74           2.75
                       100.38               4.73           2.75
                       100.41               4.72           2.75
                       100.44               4.71           2.75
                       100.47               4.70           2.75
                       100.50               4.69           2.75
                    AVERAGE LIFE                  3.26
                      FIRST PAY                 08/25/04
                      LAST PAY                  07/25/34

TSY BM       3Mo      6Mo      2YR      3YR      5YR      10YR      30YR
--------------------------------------------------------------------------------
Yield      0.8860   0.9860    1.8750   2.4050    3.2740   4.2520    5.0310
Coupon                        1.8750   2.6250    3.3750   4.2500    5.3750


LIB BM       1YR      2YR      3YR      4YR      5YR       7YR      10YR      12YR      15YR      20YR      30YR
--------------------------------------------------------------------------------------------------------------------
Yield      1.4620   2.2370    2.8480   3.3140    3.6860   4.1750   4.6450    4.8570    5.0800    5.2720    5.3460
Coupon

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.